Fees Summary	Jun. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,499,380,500.00
Previously Paid Amount	0.00
Total Fee Amount	229,555.16
Total Offset Amount	0.00
Net Fee	$ 229,555.16
Final Prospectus	false